UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2020

CHROMADEX CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	001-37752	26-2940963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Wilshire Blvd. Suite 600, Los Angeles, California 90024
(Address of principal executive offices, including zip code)

(310) 388-6706
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CDXC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The Board of Directors of ChromaDex Corporation (the “Company”) previously approved an amendment to the ChromaDex Corporation 2017 Equity Incentive Plan, as amended (as amended, the “Amended 2017 Plan”), subject to approval by the stockholders of the Company. On June 19, 2020, the stockholders of the Company approved the Amended 2017 Plan.

A detailed summary of the material terms and conditions of the Amended 2017 Plan is set forth under the heading “Proposal 2: Approval of an Amendment to the 2017 Equity Incentive Plan” in the Company’s definitive proxy statement for the Company’s 2020 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 21, 2020 (the “Proxy Statement”), which is incorporated herein by reference. The foregoing description of the Amended 2017 Plan and the summary of the Amended 2017 Plan included in the Proxy Statement are not complete and are qualified in their entirety by reference to the full text of the Amended 2017 Plan, which is filed herewith as Exhibit 99.1.

Item 5.07
Submission of Matters to a Vote of Security Holders.

Set forth below are the results of the matters submitted for a vote of stockholders at the Company’s 2020 Annual Meeting of Stockholders held on June 19, 2020.

Proposal 1 — Election of directors.

The following directors were elected to serve until the Company’s 2021 Annual Meeting of Stockholders and until his or her successor is elected, or, if sooner, until such director’s death, resignation or removal.

Director Elected	For	Withheld	Broker Non-Votes
Frank L. Jaksch Jr.	34,540,947	51,963	13,290,040
Stephen Block	34,457,360	135,550	13,290,040
Jeff Baxter	34,370,989	221,921	13,290,040
Robert Fried	34,497,284	95,626	13,290,040
Kurt Gustafson	33,107,285	1,485,625	13,290,040
Steven Rubin	29,592,796	5,000,114	13,290,040
Wendy Yu	34,506,411	86,499	13,290,040
Tony Lau	34,470,297	122,613	13,290,040

Proposal 2 — Approval of the amendment to the Company’s 2017 Equity Incentive Plan, as amended, to, among other things, increase the aggregate number of shares of common stock authorized for issuance under such plan by 5.5 million shares.

For	Against	Abstain	Broker Non-Votes
28,625,173	4,551,934	1,415,803	13,290,040

Proposal 3 — Ratification of the appointment of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Against	Abstain	Broker Non-Votes
46,170,910	1,697,911	14,129	0

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Description

99.1	ChromaDex Corporation 2017 Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHROMADEX CORPORATION

Dated: June 22, 2020

	By:	/s/ Kevin M. Farr
Name: Kevin M. Farr
Chief Financial Officer